UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____)

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Duraswitch Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Duraswitch Industries, Inc.
234 S. Extension Road
Mesa, Arizona 85210

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 20, 2005

April 11, 2005

DEAR STOCKHOLDER:

     The Annual Meeting of Stockholders of Duraswitch Industries, Inc. (the “Company”), a Nevada corporation, will be held on May 20, 2005, at 2:00 p.m., local time, at the Company’s corporate headquarters, 234 S. Extension Road, Mesa, Arizona 85210, for the following purposes:

     1. To elect three directors to serve for a three-year term expiring in 2008, or until their successors have been elected and qualified;

     2. To approve our 2005 Stock Award Plan;

     3. To approve an amendment to our articles of incorporation to change the name of our company to “InPlay Technologies, Inc.”

     4. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2005; and

     5. To transact other business as may properly come before the meeting.

     Enclosed is a proxy statement that contains more information including how to attend the meeting and different methods you can use to vote.

     Only stockholders of record at the close of business on March 28, 2005, are entitled to receive notice of and to vote at this meeting or any adjournments or postponements of the meeting. The list of stockholders entitled to vote at this meeting will be available for examination by any stockholder at our offices at 234 South Extension, Mesa, Arizona 85210, at least ten days before the meeting.

     Your vote is important. If you cannot attend the meeting in person, we encourage you to sign and return your proxy card or use one of the alternative voting methods to ensure that your vote is counted.

By order of the Board of Directors,

Robert J. Brilon
Secretary

Duraswitch Industries, Inc.
234 S. Extension Road
Mesa, Arizona 85210

PROXY STATEMENT

General Information

     The enclosed proxy is solicited on behalf of Duraswitch Industries, Inc., a Nevada corporation, by our Board of Directors for use at the 2005 Annual Meeting of Stockholders to be held at 2:00 p.m., local time, on Friday, May 20, 2005, or at any adjournment or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. This proxy statement and the accompanying form of proxy were first mailed on or about April 11, 2005 to all stockholders entitled to vote at the meeting.

Stockholders Entitled to Vote

     Holders of shares of our common stock at the close of business on March 28, 2005 are entitled to notice of and to vote at the Annual Meeting of Stockholders and at any and all adjournments or postponements of the meeting. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting. The holders of not less than one-third of the shares entitled to vote at the meeting must be present in person or be represented by proxy in order to constitute a quorum for all matters to come before the meeting. On the record date, there were issued and outstanding 9,614,673 shares of our common stock.

Who May Attend the Meeting

     If you are a stockholder of record, which means you hold your shares in your name, you may attend the meeting. If you own shares in the name of a bank, broker, or other holder of record, you will need to ask your broker or bank for a copy of the proxy they received from us to attend the meeting.

How to Vote

     If you are a stockholder of record, you may vote by mail, telephone, the Internet, or in person. To vote by mail, sign, date, and return your proxy card in the enclosed postage-paid envelope. If you sign and return your proxy card, but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

     All stockholders may vote in person at the meeting (unless they are street name holders without a legal proxy). If your shares are held in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting may also be offered to stockholders owning shares through most banks and brokers.

Voting Choices

     When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (a) “for” the election of the director nominees set forth in this proxy statement, (b) “for” approval of our 2005 Stock Award Plan, (c) “for” approval of the amendment to our certificate of incorporation to change the name of our company to “InPlay Technologies, Inc.” and (d) “for” the ratification of the appointment of Deloitte & Touche, LLP as our independent registered public accountants for the fiscal year ending December 31, 2005.

Changing Your Vote

You may change your vote at any time before the proxy is exercised. A stockholder may revoke a proxy by

(1) Delivering a later-dated proxy,

(2) Giving written notice to us, or

(3) Voting by ballot at the meeting.

How Votes are Counted

     An inspector of election will be appointed for the meeting. The inspector of election will determine whether or not a quorum is present and will tabulate votes cast by proxy or in person at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your shares of common stock will be counted for the purpose of determining whether there is a quorum. The election inspector will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Cost of this Proxy Solicitation

     We will pay the cost of this proxy solicitation, including the charges and expenses of brokerage firms and others who forward solicitation material to beneficial owners of our common stock. We will solicit proxies by mail. Proxies may also be solicited by certain of our directors and officers by personal interview, telephone, or e-mail without additional compensation.

Annual Report and Other Matters

     Our Annual Report to Stockholders for the year ended December 31, 2004 is included with this mailing of the notice and proxy statement to all stockholders entitled to notice of and to vote at the meeting. The Annual Report is not incorporated into this proxy statement and is not considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the “Audit Committee Report” below shall not be deemed “filed” with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

     We will provide upon request, without charge to each stockholder of record as of the record date, a copy of our annual report on Form 10-KSB for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission. Our Form 10-KSB is also available on our website, www.duraswitch.com. Any exhibits listed in the Form 10-KSB report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our corporate secretary at our executive offices set forth in this proxy statement.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Proposal 1: Election of three Directors

     Assuming that a quorum is present, the nominees for director who receive the most votes will be elected. There will be no cumulative voting in the election of directors.

Proposal 2: Approval of our 2005 Stock Award Plan

     Assuming that a quorum is present, the affirmative vote of a majority of the shares of common stock voted will be required to approve our 2005 Stock Award Plan.

Proposal 3: Approval of the amendment to our articles of incorporation to change the name of our company to InPlay Technologies, Inc.

     Assuming a quorum is present, the affirmative vote of a majority of the outstanding shares of common stock will be required to approve the amendment to our articles of incorporation to change the name of our company.

Proposal 4: Ratification of Appointment of Independent Registered Public Accountants

     Assuming that a quorum is present, the affirmative vote of a majority of the shares of common stock voted will be required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accountants for the fiscal year ending December 31, 2005.

WHO SHOULD I CALL IF I HAVE QUESTIONS?

     If you have questions about the Annual Meeting or voting, please call Heather Beshears, Vice President, Corporate Communications at 480.586.3357 or e-mail shareholder@duraswitch.com.

PROPOSALS

PROPOSAL NO. 1 – ELECTION OF THREE DIRECTORS

Number of Directors to be Elected

     Our articles of incorporation and bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors. Presently, the number of directors is fixed at seven and that number of directors is divided into three classes. Each class has a term of three years and the terms are staggered so that each year, only one class of directors is elected. Each director elected will hold office for three years or until his successor is elected and qualified. If any director resigns or otherwise is unable to complete his term of office, the Board may elect another director for the remainder of the resigning director’s term.

     Pursuant to our shareholder agreement with Delphi Corp. (“Delphi”), Delphi has the option to designate one member of our Board. Delphi has chosen to allow us to fill this vacancy with an independent director.

Nominees of the Board

     The Board has nominated the following individuals for election as Class 1 Directors for a three-year term expiring in 2008 or until their respective successors have been elected and qualified:

     Robert J. Brilon

     P. Robert Moya

     Anthony J. Van Zeeland

     These nominees are currently serving on the Board. The nominees have agreed to be named in this proxy statement and to serve if elected. Information regarding the nominees is listed below.

     We know of no reason why the nominees would not be able to serve. However, if any nominee is unavailable for election, the proxies will vote your shares of common stock to approve the election of any substitute nominee proposed by the Board.

The Board of Directors recommends a vote FOR the election of the nominees named herein.

Information Regarding Directors and Executive Officers

     The following biographical descriptions set forth certain information with respect to the nominees for election as Class 1 Directors at the meeting, our continuing directors, and our executive officers, based on information furnished to us by each person.

Class 1 Nominees for Election at 2005 Annual Meeting

     Robert J. Brilon (44) became Chief Executive Officer in 2002 and has served as President and Chief Financial Officer of Duraswitch since November 1998. Mr. Brilon served as Chairman from May 2002 through March 2005. Mr. Brilon holds a B.S. degree in Business Administration from the University of Iowa and is a CPA.

     P. Robert Moya (60) has served as an independent director since February 2005 and serves on the Audit, Compensation and Nominations and Corporate Governance committees. From October 2002 through December 2004, Mr. Moya served as Executive Vice President, and General Counsel of Insight Enterprises, Inc, a Fortune 1000 company. He was also designated Insight’s Chief Administrative Officer in 2003. Prior to joining Insight, Mr. Moya retired after 10 years as a partner in the Phoenix, Arizona office of Quarles & Brady LLP where he specialized in corporation and securities law and mergers/acquisitions for middle-market and emerging growth companies. He also served as a member of Quarles & Brady’s National Executive Committee and the Arizona Management Committee and as Co-Chairman of the Corporate and Securities Law Group. He currently serves on the boards of PlusNet plc, one of the U.K.’s leading Internet providers and BIGe Realestate, Inc., which provides software and services relating to the management of real property. Mr. Moya received an A.B. degree from Princeton University in 1966, and a J.D. degree from Stanford Law School in 1969.

     Anthony J. Van Zeeland (63) became Chief Technology Officer in July 2003 and has served as director since Duraswitch’s formation in May 1997. From May 1997 to July 2003, Mr. Van Zeeland served as our Chief Operating Officer and Executive Vice President, Engineering. Mr. Van Zeeland holds a B.S. degree in Physics and a Masters of Science in Materials Engineering from the University of Wisconsin. Michael Van Zeeland, Mr. Van Zeeland’s son, also serves as one of our Directors.

Class 2 Directors — Terms to Expire 2006

     John W. Hail (74) has served as an independent director since March 1999 and serves on the Audit, Compensation, and Nominations and Corporate Governance committees. Since 1988, Mr. Hail has served as Chief Executive Officer and Chairman of the Board of Directors of AMS Health Services, Inc., a publicly held provider of health and beauty products. Mr. Hail also serves on the Board of Directors of Pre-Paid Legal Services, Inc., a publicly held company engaged in the sale of legal services contracts. Mr. Hail received an honorary doctorate degree from Oklahoma City University.

     William E. Peelle (55) has served as an independent director since May 1999 and serves on the Audit, Compensation, and Nominations and Corporate Governance committees. Mr. Peelle founded Peelle Law Offices Co. in 1977 and has practiced law and represented a number of businesses since 1975. Mr. Peelle has also served as the elected prosecuting attorney of Clinton County, Ohio, since 1993. Mr. Peelle has served as counsel or as a member of the board of several community organizations. Mr. Peelle received his J.D. degree from Ohio Northern University and has a B.S. degree in Business Administration from Ohio State University.

Class 3 Directors – Term to Expire 2007

     Steven P. Hanson (57) has served as an independent Director since July 2004, and as Chairman since March ___, 2005. He serves on the Audit, Compensation and Nominations and Corporate Governance committees. Mr. Hanson has served as a partner at Knowledge Capital Alliance, a consulting firm in leadership development and organizational performance since February 2003, as well as partner in Southwest Value Acquisitions, a private equity firm since September 2004. Mr. Hanson has over thirty-two years of senior executive experience in the high technology industry, including 28 years at Motorola and three years as President and Chief Executive Officer of ON Semiconductor. Mr. Hanson holds a BSEE degree from the College of Engineering at Arizona State University.

     Michael A. Van Zeeland (30) has served as a Director since May 1997. Dr. Van Zeeland is Post-Doctoral Researcher for General Atomics. From September 1998 to June 2003, Dr. Van Zeeland was a graduate student researcher at UCLA. From January 1998 to September 1998, Dr. Van Zeeland was employed by Duraswitch as an engineering physicist. Dr. Van Zeeland holds Ph.D. and Masters degrees in Physics from UCLA and a B.S. degree in Engineering Physics from the University of Arizona. Dr. Van Zeeland is the son of Anthony Van Zeeland, a Director and our Chief Technology Officer.

Information Relating to Corporate Governance and the Board of Directors.

     Our Board of Directors has determined that four directors, each of Messrs. Hail, Hanson, Moya and Peelle, are independent under the standards specified by the SEC and applicable NASDAQ rules.

     The Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominations and Corporate Governance Committee. Each committee is comprised entirely of independent directors.

     Our Board of Directors has adopted charters for the Audit, Compensation, and Nominations and Corporate Governance committees describing the authority and responsibilities delegated to each committee by the board. Our Board of Directors has also adopted a Code of Conduct, and a Code of Ethics for the CEO and Senior Financial Officers. We post on our website at www.duraswitch.com, the charters of our Audit, Compensation, and Nominations and Corporate Governance committees; our Code of Conduct, and Code of Ethics for the CEO and Senior Financial Officers, and any amendments or waivers thereto; and any other corporate governance materials contemplated by SEC or NASDAQ regulations. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this proxy statement.

     Audit Committee. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of our company and the audits of our financial statements. The Audit Committee provides assistance to our Board of Directors with respect to its oversight of (a) the integrity of our financial statements, (b) our compliance with legal and regulatory requirements, (c) the independent registered public accountant’s qualifications and independence, and (d) the performance of our independent registered public accountants. The primary responsibilities of the Audit Committee are set forth in its charter, which is reviewed annually, and includes various matters with respect to the oversight of our company’s accounting and financial reporting process and audits of the financial statements of our company on behalf of our Board of Directors. The Audit Committee also selects the independent registered public accountants to conduct the annual audit of the financial statements of our company; reviews the proposed scope of such audit, reviews accounting and financial controls of our company with the independent registered public accountants and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates.

     The Audit Committee currently consists of Messrs. Hail, Hanson, Moya, and Peelle, each of whom is an independent director of our company under NASDAQ rules as well as under rules adopted by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that Mr. Hail (whose background is detailed above) qualifies as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC. Mr. Hail serves as Chair of the Audit Committee. The audit committee held six meetings during fiscal 2004.

     Compensation Committee. The purpose and responsibilities of the Compensation Committee include reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our Chief Technology Officer, evaluating their performance in light of those goals and objectives, and determining and approving the compensation level of our Chief Executive Officer and our Chief Technology Officer based on this evaluation. The Compensation Committee also recommends to the Board of Directors with respect to, or, as directed by the Board of Directors, determines and approves, compensation of our executive officers, and considers the grant of stock options and awards to our executive officers and other employees under our stock option and award plans. The Compensation Committee currently consists of Messrs. Hail, Hanson, Moya, and Peelle. Mr. Peelle serves as Chair of the Compensation Committee. The Compensation Committee held four meetings during fiscal 2004.

     Nominations and Corporate Governance Committee. The purpose and responsibilities of the Nominations and Corporate Governance Committee include the identification of individuals qualified to become board members, the selection or recommendation to the Board of Directors of nominees to stand for election as directors at each election of directors, the development and recommendation to the Board of Directors of a set of corporate governance principles applicable to our company, the oversight of the selection and composition of committees of the Board of Directors, and the oversight of the evaluations of the Board of Directors and management. The Nominations and Corporate Governance Committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the names, biographical data, and qualifications of such persons are submitted in writing in a timely manner addressed and delivered to our company’s secretary at the address listed herein. The Nominations and Corporate Governance Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors. The Nominations and Corporate Governance Committee currently consists of Messrs. Hail, Hanson, Moya, and Peelle. Mr. Moya serves as the Chair of the Nominations and Corporate Governance Committee. As discussed above, the members of the Nominations and Corporate Governance Committee are independent, as that term is defined by the applicable NASDAQ regulations. The Nominations and Corporate Governance Committee held one meeting during fiscal 2004.

Board and Committee Meetings

     In 2004, the Board of Directors held five meetings and Committees of the Board of Directors held a total of 11 meetings. Each director attended more than 75% of the aggregate of all meetings of the Board of Directors and the Committees on which he served during fiscal 2004. Except for Messrs. Hanson and Moya, who were not serving as directors at the time, each of our directors attended our 2004 Annual Meeting of Stockholders.

     Interested parties may communicate with our Board of Directors or specific members of our Board of Directors, including the members of our various board committees, by submitting a letter addressed to the Board of Directors of Duraswitch Industries, Inc. c/o any specified individual director or directors at the address listed herein. Any such letters are sent to the indicated directors.

Director Compensation

     Employees of our company do not receive compensation for serving as members of our Board of Directors. Directors are reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as board and committee members. During fiscal 2004, all non-employee directors were compensated $250 for each meeting attended, whether in person or telephonically. In addition, all non-employee directors received semiannual grants of options to purchase 5,000 shares of common stock at exercise prices equal to the fair market value of our common stock on the date of the grant. In 2005, the non-employee directors will continue to receive semiannual grants of options, but will no longer be compensated separately for each meeting attended. Messrs. Hanson and Moya each received an initial grant of options to purchase 10,000 shares of common stock for joining the Board. These options vest on June 10, 2005. Non-employee directors will receive a cash retainer of $3,000 per quarter and semiannual grants of options to purchase 5,000 shares of common stock. The Chairman will receive a cash retainer of $5,000 per quarter. Directors will also receive $250 quarterly for each committee on which they serve. Committee chairmen receive $375 quarterly, other than the Audit Committee Chair, who will receive $500 quarterly.

EXECUTIVE COMPENSATION

     The table below sets forth total compensation received for services in all capacities to our company for the fiscal years ended December 31, 2004, 2003, and 2002, by our Chief Executive Officer and one other executive officer whose total annual salary and bonus exceeded $100,000 during fiscal 2004.

SUMMARY COMPENSATION TABLE

					Long Term Compensation
					Awards
		Annual Compensation (1)			Securities Underlying
Name and Principal Position	Year	Salary	Bonus		Options (#) (2)
Robert J. Brilon, Chief Executive Officer, President, Chief Financial Officer	2004	$270,600	$—		50,000	(5)
	2003	281,008	—		75,000
	2002	258,738	—		100,000

Anthony J. Van Zeeland, Chief Technology Officer (3)	2004	$118,800	$6,000	(4)	—
	2003	187,795	25,000	(4)	—
	2002	227,330	18,000	(4)	—

(1)	The executive officers listed also received personal benefit perquisites, none of which exceeded the lesser of $50,000 or 10% of their aggregate salary and bonus.

(2)	The exercise prices of all stock options granted were equal to or greater than the fair market value of our common stock on the date of grant.

(3)	Mr. Van Zeeland has served as our Chief Technology Officer since July 1, 2003, and was formerly our Chief Operating Officer and Executive Vice President, Engineering.

(4)	Amount includes patent bonuses related to our agreement to compensate Mr. Van Zeeland for each U.S. or foreign patent granted in his name. Mr. Van Zeeland has assigned these patents and will assign future patents to the company.

(5)	During June 2004, pursuant to an option exchange agreement, options to purchase 50,000 shares of common stock previously granted to Mr. Brilon were cancelled. In exchange, we granted to Mr. Brilon new options during December 2004. See “Executive Compensation — Option Grants.”

Option Grants

     The following table provides information with respect to stock options granted to the listed executive officers during the fiscal year ended December 31, 2004.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants
	Number of		Percent of
	Securities		Total Options	Exercise
	Underlying		Granted to	or Base
	Options		Employees in	Price	Expiration
Name	Granted (#)		Fiscal Year	($/Sh)	Date
Robert J. Brilon	50,000	(1)	100%	$2.05	12/10/2014

Anthony J. Van Zeeland	—		—	—	—

(1)	During June 2004, our Compensation Committee authorized an option exchange with Mr. Brilon. Pursuant to the agreement, options to purchase 50,000 shares of common stock at an exercise price of $10.85 per share previously granted to Mr. Brilon were cancelled. During December 2004, we granted to Mr. Brilon new options to purchase 50,000 shares of common stock at an exercise price of $2.05 per share, which was the market price of our common stock at the time of the new grant of options. The company had not provided Mr. Brilon with any oral or written agreement or implied promise to compensate Mr. Brilon for increases in the market price of the Company’s common shares for the period from the date of cancellation of the original options until the grant of the new options. Stock options granted to our employees and officers under our stock option plans are intended to provide incentives to the employees and officers to work to achieve long-term success for our company. The decline in the market price of our common stock following the grant in 2001 to Mr. Brilon of the original options frustrated the purpose of the options, and the Compensation Committee deemed it in the best interest of our company to exchange Mr. Brilon’s options as described above. With respect to the new grant of options during December 2004, the options were exercisable at the time of grant.

Year-End Options Values and Holdings

     The following table sets forth information with respect to options held by the listed officers as of December 31, 2004. None of the listed officers exercised any options during fiscal 2004.

OPTION VALUES AS OF DECEMBER 31, 2004

	Number of Securities		Value of Unexercised
	Underlying Unexercised		In-The-Money Options
	Options at Fiscal Year-End		at Fiscal Year-End (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert J. Brilon	423,471	—	$138,408	$—
Anthony J. Van Zeeland	—	—	—	—

(1)	Calculated based on $2.37, which was the closing price of our common stock as quoted on the NASDAQ SmallCap Market on December 31, 2004, multiplied by the number of applicable shares in-the-money less the total exercise price. The exercise prices of certain of the options held by the officers listed were greater than $2.37 per share.

Equity Compensation Plan Information

The following table sets forth information with respect to shares of our common stock that may be issued upon the exercise of stock options under our 1997 Stock Option Plan, our 1999 Stock Option Plan and our 2000 Stock Option Plan as of December 31, 2004. The table below does not include information regarding the 2005 Stock Award Plan that has not yet been approved by stockholders and we have not yet granted any options or shares under the 2005 Plan. See “Proposal to Approve Our 2005 Stock Award Plan.”

(c)
	(a)		Number of Securities
	Number of Securities	(b)	Remaining Available for
	to be Issued Upon	Weighted Average	Future Issuance Under
	Exercise of	Exercise Price of	Equity Compensation
	Outstanding	Outstanding	Plans (Excluding
	Options, Warrants,	Options, Warrants,	Securities Reflected in
Plan Category	and Rights	and Rights	Column (a))
Equity Compensation Plans Approved by Stockholders	1,030,956	$8.61	48,287

Equity Compensation Plans Not Approved by Stockholders	—	$—	—

Total	1,030,956	$8.61	48,287

Employment and Separation Agreements

     Anthony J. Van Zeeland

     Effective July 2003, we entered into an employment agreement with Mr. Van Zeeland providing for him to serve as our Chief Technology Officer for a term expiring December 31, 2007. Under the agreement, Mr. Van Zeeland agreed to work a reduced schedule (minimum 1,040 hours per year) and we agreed to pay Mr. Van Zeeland an annual salary of $118,800. In the event Mr. Van Zeeland’s employment is terminated by us without cause, due to a change of control of our company (as defined in the agreement), or in the event of his death or disability, we will pay him his annual salary and benefits through the term of the agreement. In the event Mr. Van Zeeland unilaterally terminates his employment, we will pay him his base salary and benefits through the date of termination. The agreement also contains provisions prohibiting Mr. Van Zeeland from competing with us for a period of one year following termination of his employment, taking certain actions intended to solicit other persons to terminate their business relationship with us or to terminate his or her employment relationship with us, and making unauthorized use or disclosure of our trade names, fictitious names, or confidential information.

     We also agreed to pay Mr. Van Zeeland a bonus of $5,000 for each U.S. patent and $1,000 for each foreign patent issued in his name as inventor or co-inventor, with a maximum of $20,000 during any fiscal year. Mr. Van Zeeland has assigned these patents and will assign future patents to the Company.

     Robert J. Brilon

     During March 2004, we extended the term of Mr. Brilon’s employment agreement for one year through April 2005. Mr. Brilon is serving as our Chief Executive Officer, President, and Chief Financial Officer. Under the agreement, which was entered into during November 1998, we agreed to pay Mr. Brilon an annual salary and an annual profit incentive bonus equal to 5% of our net income before income taxes, goodwill amortization, and other non-cash charges during the relevant fiscal year. The term of the profit incentive portion of his agreement was also extended one year through December 31, 2005. We also provide Mr. Brilon with full medical benefits and an automobile allowance of $700 per month plus expenses. In the event Mr. Brilon’s employment is terminated by us for any reason other than Mr. Brilon’s breach of the agreement, a change of control of our company, or a termination for cause, we will pay Mr. Brilon an amount equal to two times his annual salary during the two-year period following his termination. During that period and continuing until Mr. Brilon finds alternate employment or he reaches age 65, we agreed to pay Mr. Brilon family medical and dental benefits. All unvested stock options held by Mr. Brilon on the date of termination would vest and become immediately exercisable. In the event Mr. Brilon’s employment is terminated by reason of his death, disability, for cause, or if he unilaterally terminates his employment, we agreed to pay Mr. Brilon his base salary and benefits for a one-year period following the date of termination. In the event of a change of control of our company (as defined in the agreement), Mr. Brilon will receive an amount equal to 2.99 times his base salary payable in a lump sum on the closing date of the change of control. All unvested stock options held by Mr. Brilon as of the effective date of the change of control will vest and become immediately exercisable. In the event of a merger or acquisition, including any merger or acquisition of our company that occurs within 12 months of our termination of Mr. Brilon’s employment, Mr. Brilon will be entitled to receive an incentive bonus equal to 5% of the gross consideration given by the acquiring third party.

     The agreement also contains provisions prohibiting Mr. Brilon from competing with us for a period of two years following termination of his employment, taking certain actions intended to solicit other persons to terminate their business relationship with us or to terminate his or her employment relationship with us, and making unauthorized use or disclosure of our trade names, fictitious names, or confidential information.

AUDIT COMMITTEE REPORT

General

     The Board of Directors has appointed an Audit Committee consisting of four directors, Messrs. Hail, Hanson, Moya, and Peelle. All of the members of the committee are “independent” of our company and management, as independence is defined in applicable listing standards of NASDAQ and the applicable rules of the Securities and Exchange Commission.

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company’s accounting, auditing, and financial reporting practices. A copy of the Audit Committee Charter was included in an appendix to our proxy statement for our 2004 Annual Meeting of Stockholders, and is also posted to our website at www.duraswitch.com. During fiscal 2004, the Committee met six times and discussed the interim financial information contained in each quarterly earnings announcement and Annual Report on Form 10-KSB with the Chief Executive Officer/Chief Financial Officer, Vice President, Finance and Administration and independent registered public accountants prior to public release.

Audit Committee Philosophy and Objectives

     In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent registered public accountants a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the registered public accountants any relationships that may impact their objectivity and independence and satisfied itself as to the registered public accountants’ independence. The Committee also reviewed with management and the independent registered public accountants the quality and adequacy of the Company’s internal controls. The Committee discussed with the registered public accountants their audit plans, audit scope and identification of audit risks.

     The Committee discussed and reviewed with the registered public accountants all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards (SAS) No. 61, “Communication With Audit Committees,” as amended by SAS 89 and SAS 90, and Rule 2-07, “Communication with Audit Committees” of Regulation S-X, and, with management present, discussed and reviewed the results of the registered public accountants’ examination of the financial statements.

     The Committee reviewed the Company’s audited financial statements as of and for the fiscal year ended December 31, 2004, with management and the registered public accountants. Management has the responsibility for the preparation of the financial statements and the registered public accountants have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent registered public accountants, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment of the independent registered public accountants. The Board concurred and has submitted such recommendation to stockholders for ratification.

March 15, 2005
RESPECTFULLY SUBMITTED, John W. Hail, Chairman Steven P. Hanson P. Robert Moya William E. Peelle

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS

     The following table sets forth, as of the record date, the number and percentage of outstanding shares of common stock beneficially owned by (a) each person known by us to beneficially own more than 5% of such stock, (b) each of our directors, (c) each of the officers listed in the Summary Compensation Table in the section entitled “Executive Compensation”, and (d) all our directors and executive officers as a group. The address of each officer and director listed below is c/o Duraswitch Industries, Inc., 234 S. Extension Road, Mesa, Arizona 85210.

     Unless otherwise indicated, the persons below have sole voting and investment power with respect to the number of shares set forth opposite their names. The percentages shown are calculated based upon 9,614,673 shares of common stock outstanding on March 15, 2005. The numbers and percentages shown include the shares of common stock actually owned as of March 15, 2005 and the shares of common stock that the identified person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of common stock that the identified person or group had the right to acquire within 60 days of March 15, 2005, upon the exercise of options are deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.

Name of Beneficial Owner	Number of Shares		Percent
Directors and Executive Officers:
Anthony J. Van Zeeland	956,102		9.9%
Robert J. Brilon	423,497	(1)	4.2%
William E. Peelle	65,864	(2)	*
Michael A. Van Zeeland	65,589	(2)	*
John W. Hail	60,625	(3)	*
Steven P. Hanson	5,000	(4)	*
P. Robert Moya	—		*
All directors and officers as a group (seven persons)	1,576,677		15.4%

5% Stockholders:
Delphi Corp.	1,651,846	(5)	17.2%
Royce & Associates LLC	1,238,200	(6)	12.9%
Gruber & McBaine Capital Management, LLC	510,127	(7)	5.3%
R. Terren Dunlap	486,005	(8)	5.1%

*	Less than 1.0%

(1)	Includes 423,471 shares of common stock issuable upon exercise of stock options.

(2)	Includes 55,000 shares of common stock issuable upon exercise of stock options.

(3)	Includes 3,742 shares owned by TVC, Inc., of which John W. Hail is the majority shareholder and 55,000 shares of common stock issuable upon exercise of stock options.

(4)	Includes 15,000 shares of common stock issuable upon exercise of stock options.

(5)	Information is given in reliance upon information set forth in the named stockholder’s Schedule 13D dated June 23, 2000, as filed with the Securities and Exchange Commission. The principal business office of Delphi Corporation is located at 5725 Delphi Drive, Troy, Michigan 48098. We and certain of our stockholders have entered into a stockholders’ agreement with Delphi Corp., pursuant to which Delphi has the option to designate one member of our Board of Directors. Delphi’s designee resigned from our Board of Directors during 2003 and Delphi has not designated a new director to fill that vacancy. On or about May 2003, Delphi notified us that our Board of Directors had the right to appoint an independent director in place of Delphi’s designee. In addition, we are party to a license agreement with Delphi that is described under “Certain Relationships and Related Transactions.”

(6)	Information is given in reliance upon information set forth in the named stockholder’s Schedule 13G/A dated January 27, 2005, as filed with the Securities and Exchange Commission. The principal business office of Royce & Associates, LLC is located at 1414 Avenue of the Americas, New York, New York 10019.

(7)	Information is given in reliance upon information set forth in the named stockholder’s Schedule 13G dated February 11, 2005, as filed with the Securities and Exchange Commission. The principal address of Gruber & McBaine Capital Management, LLC is 50 Osgood Place, Penthouse, San Francisco, California 94133. Gruber & McBaine Capital Management has shared voting and dispositive power over all of such shares.

(8)	Information is given in reliance upon information set forth in the named stockholder’s Schedule 13G/A dated February 10, 2005, as filed with the Securities and Exchange Commission. The principal address of the named stockholder is c/o Duraswitch, 234 South Extension, Mesa, Arizona 85210.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and greater than 10% stockholders are required by Exchange Act regulations to furnish us with copies of all Section 16(a) forms they file.

     Based solely on the review of the copies of such forms received by us, or written representations from certain reporting persons that no forms were required for such persons, we believe that during the fiscal year ended December 31, 2004, our officers, directors, and greater than 10% beneficial owners have complied with all filing requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In April 2000, we entered into a license agreement with Delphi that gives Delphi the exclusive right to utilize and manufacture our patented switch technologies for the automotive industry. In connection with the license agreement, we also issued to Delphi warrants to purchase 225,000 shares of our common stock at an exercise price of $7.00 per share, which expired in April 2004, and a short-term option to purchase 1,651,846 shares of common stock at an exercise price of $7.00 per share. In exchange, Delphi paid us a non-refundable payment of $4.0 million and agreed to pay a royalty fee for each switch sold by Delphi. The initial term of the exclusive license agreement is seven years. The agreement also requires Delphi to make minimum royalty payments, totaling $12.0 million during the initial seven-year term of the agreement ending June 30, 2007. The payments are considered earned effective June 30 of each year and payable in July. The first $1 million minimum royalty payment was received in July 2004. Subsequent payments are due as follows: $2 million in 2005; $3 million in 2006; and $6 million in 2007. Delphi can maintain exclusivity for the automotive industry through June 30, 2012 by making additional minimum annual royalty payments during that period. After June 30, 2012 either party may convert the agreement to a non-exclusive agreement through 2020. As part of the equity acquisition, we granted Delphi the right to designate one member of our Board of Directors. Delphi has chosen to allow us to add an independent director in place of a Delphi designee.

PROPOSAL NO. 2 – PROPOSAL TO APPROVE OUR 2005 STOCK AWARD PLAN

     During March 2005, our Board of Directors adopted our 2005 Stock Award Plan (the “2005 Plan”), subject to approval by our stockholders at the meeting. The full text of the 2005 Plan is included as Appendix A to this proxy statement.

Background and Purpose

     As of December 31, 2004, we had an aggregate of 48,287 shares of common stock remaining available for issuance under our 1997 Option Plan, our 1999 Option Plan, and our 2000 Option Plan, under which we may grant options and other awards to directors and executive officers as well as other employees and independent contractors. During March 2005, the Board of Directors considered the benefits of creating a new long-term equity incentive plan.

     The terms of the 2005 Plan provide for grants of stock options, stock appreciation rights, restricted stock, deferred stock, bonus stock, dividend equivalents, other stock related awards and performance awards that may be settled in cash, stock, or other property.

     The purpose of the 2005 Plan is to assist us in attracting, motivating, retaining, and rewarding high-quality executives and other employees, officers, directors, and consultants by enabling such persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value.

     Accordingly, our Board of Directors adopted the 2005 Plan and believes that it is in the best interests of our stockholders to approve the 2005 Plan. The Board of Directors recommends a vote “FOR” the proposal to approve the 2005 Plan.

General Terms of the 2005 Plan; Shares Available for Issuance

     The 2005 Plan provides for the granting of awards in the form of incentive stock options, nonqualified stock options, stock appreciation rights, shares of restricted common stock, bonus stock in lieu of obligations, or other stock-based awards to employees, directors, and independent contractors who provide valuable services to our company. The 2005 Plan authorizes the issuance of 500,000 shares of our common stock, all of which shares may be issued pursuant to incentive stock options. The maximum number of shares of common stock covered by awards granted to any individual in any year may not exceed 250,000. If any award previously granted under the 2005 Plan is forfeited, terminated, canceled, surrendered, does not vest, or expires without having been exercised in full, stock not issued under such award will again be available for grant for purposes of the 2005 Plan. If any change is made in the stock subject to the 2005 Plan, or subject to any award granted under the 2005 Plan (through consolidation, spin-off, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, or otherwise), the 2005 Plan provides that appropriate adjustments will be made as to the aggregate number and type of shares available for awards, the maximum number and type of shares that may be subject to awards to any individual, the number and type of shares covered by each outstanding award, the exercise price grant price, or purchase price relating to any award, and any other aspect of any award that the Board of Directors or Committee determines appropriate.

     The 2005 Plan provides that it is not intended to be the exclusive means by which we may issue options to acquire our common stock or any other type of award. To the extent permitted by applicable law and the rules and regulations of the NASDAQ SmallCap Market, we may issue other options, warrants, or awards other than pursuant to the 2005 Plan without stockholder approval.

Limitations on Awards

     The plan imposes individual limitations on certain awards, in part to comply with Section 162(m). Under these limitations, no more than 250,000 shares of stock may be granted to an individual during any fiscal year pursuant to any awards granted under the plan. The maximum amount that may be earned by any one participant as a Performance Award or other cash award for a performance period is $1 million. All limitations on the amount of stock to be issued under the plan are subject to adjustment in certain circumstances.

     In the event that a dividend or other distribution (whether in cash, shares of our common stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants, the plan administrator is authorized to substitute, exchange, or adjust any of all of (1) the number and kind of shares that may be delivered under the plan, (2) the per person limitations described in the preceding paragraph, and (3) all outstanding awards, including adjustments to exercise prices of options and other affected terms of awards. The plan administrator is authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations, or accounting principles.

Eligibility

     The persons eligible to receive awards under the plan consist of directors, officers, employees, and independent contractors of our company and those of our affiliates. However, incentive stock options may be granted under the plan only to our employees, including officers, and those of our affiliates. An employee on leave of absence may be considered as still in our employ or in the employ of an affiliate for purposes of eligibility under the plan.

Administration

     Our Board of Directors administers the plan. However, the Compensation Committee of our Board of Directors administers the plan with respect to our senior officers. Together, our Board of Directors and the Compensation Committee is referred to as the plan administrator. The Compensation Committee members must be “non-employee directors” as defined by Rule 16b-3 of the Securities Exchange Act, “outside directors” for purposes of Section 162(m), and independent as defined by NASDAQ or any other national securities exchange on which any of our securities may be listed for trading in the future. Subject to the terms of the plan, the plan administrator is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or may be settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the plan, and make all other determinations that may be necessary or advisable for the administration of the plan.

Stock Options and Stock Appreciation Rights

     The plan administrator is authorized to grant stock options, including both incentive stock options, which we refer to as ISOs, and nonqualified stock options. In addition, the plan administrator is authorized to grant stock appreciation rights, which entitle the participant to receive the appreciation in our common stock between the grant date and the exercise date of a stock appreciation right. The plan administrator determines the exercise price per share subject to an option and the grant price of a stock appreciation right. However, the per share exercise price of an ISO and the per share grant price of a stock appreciation right must not be less than the fair market value of a share of our common stock on the grant date and the per share exercise price of an ISO must not be less than 85% of the fair market value of a share of our common stock on the grant date. The plan administrator generally will fix the maximum term of each option or stock appreciation right, the times at which each stock option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised stock options or stock appreciation rights at or following termination of employment or service, except that no stock option or stock appreciation right may have a term exceeding 10 years. Stock options may be exercised by payment of the exercise price in cash, shares that have been held for at least six months (or that the plan administrator otherwise determines will not cause us a financial accounting charge), and outstanding awards or other property having a fair market value equal to the exercise price, as the plan administrator may determine from time to time. The plan administrator determines methods of exercise and settlement and other terms of the stock appreciation rights. Stock appreciation rights under the plan may include “limited stock appreciation rights” exercisable for a stated period of time after we experience a change in control or upon the occurrence of some other event specified by the plan administrator, as discussed below.

Restricted and Deferred Stock

     The plan administrator is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of our common stock, which may not be sold or disposed of and which may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the plan administrator. A participant granted restricted stock generally has all of the rights of one of our stockholders, unless otherwise determined by the plan administrator. An award of deferred stock confers upon a participant the right to receive shares of our common stock at the end of a specified deferral period, and may be subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

     The plan administrator is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards, or other property equal in value to dividends paid on a specific number of shares of our common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of our common stock, awards, or otherwise as specified by the plan administrator.

Bonus Stock and Awards in Lieu of Cash Obligations

     The plan administrator is authorized to grant shares of our common stock as a bonus free of restrictions for services performed for us or to grant shares of our common stock or other awards in lieu of our obligations to pay cash under the plan or other plans or compensatory arrangements, subject to such terms as the plan administrator may specify.

Other Stock-Based Awards

     The plan administrator is authorized to grant awards under the plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of our common stock, purchase rights for shares of our common stock, awards with value and payment contingent upon our performance or any other factors designated by the plan administrator, and awards valued by reference to the book value of shares of our common stock or the value of securities of or the performance of specified subsidiaries or business units. The plan administrator determines the terms and conditions of such awards.

Performance Awards

     The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to such performance conditions, including subjective individual goals, as may be specified by the plan administrator. In addition, the plan authorizes specific performance awards, which represent a conditional right to receive cash, shares of our common stock, or other awards upon achievement of certain pre-established performance goals and subjective individual goals during a specified fiscal year. Performance awards granted to persons whom the plan administrator expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the plan administrator, be subject to provisions that should qualify such awards as “performance based” compensation not subject to the limitation on tax deductibility by us under Section 162(m). For purposes of Section 162(m), the term “covered employee” means our Chief Executive Officer and our four highest compensated officers as of the end of a taxable year as disclosed in our filings with the SEC. If and to the extent required under Section 162(m), any power or authority relating to a performance award intended to qualify under Section 162(m) is to be exercised by the Compensation Committee, not our Board of Directors.

     Subject to the requirements of the plan, the plan administrator will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions, and the form of settlement. One or more of the following business criteria based on our consolidated financial statements, and/or those of our affiliates, or for our business units and/or those of our affiliates (except with respect to the total shareholder return and earnings per share criteria), will be used by the plan administrator in establishing performance goals for such Performance Awards (including for awards designed to comply with the performance-based compensation exception to Section 162(m)): (1) total stockholder return, (2) total stockholder return compared to total return (on a comparable basis) of a publicly available index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation, and amortization; (6) pretax operating earnings after interest expense but before bonuses and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital or inventory;

and (14) ratio of debt to stockholders’ equity. In granting performance awards, the plan administrator may establish unfunded award “pools,” the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the plan. During the first 90 days of a performance period, the plan administrator will determine who will potentially receive performance awards for that performance period, either out of the pool or otherwise.

     After the end of each performance period, the plan administrator (which will be the Compensation Committee for awards intended to qualify as performance-based for purposes of Section 162(m)) will determine (a) the amount of any pools and the maximum amount of potential performance awards payable to each participant in the pools and (b) the amount of any other potential performance awards payable to participants in the plan. The plan administrator may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Other Terms of Awards

     Awards may be settled in the form of cash, shares of our common stock, other awards, or other property in the discretion of the plan administrator. Awards under the plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The plan administrator may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the plan administrator may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The plan administrator is authorized to place cash, shares of our common stock, or other property in trusts or make other arrangements to provide for payment of our obligations under the plan. The plan administrator may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of our common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the plan administrator may, in its discretion, permit transfers of nonqualified stock options for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3 under the Securities Exchange Act of 1934.

     The plan administrator may grant awards in exchange for other awards under the plan or under other of our compensation plans, or other rights to payment from us, and may grant awards in addition to or in tandem with such other awards or rights. In addition, the plan administrator may cancel awards granted under the plan in exchange for a payment of cash or other property. The terms of any exchange of, or purchase of, an award will be determined by the plan administrator in its sole discretion.

Acceleration of Vesting; Change in Control

     The plan administrator may, in its discretion, accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any award, including if we undergo a “change in control,” as defined in the plan. In addition, the plan administrator may provide in an award agreement or employment agreement that the performance goals relating to any performance-based award will be deemed to have been met upon the occurrence of any “change in control.” The plan administrator may, in its discretion and without the consent of the participant, either (a) accelerate the vesting of all awards in full or as to some percentage of the award to a date prior to the effective date of the “change in control;” or (b) provide for a cash payment in exchange for the termination of an award or any portion of an award where such cash payment is equal to the fair market value of the shares that the participant would receive if the award were fully vested and exercised as of such date, less any applicable exercise price. The plan adminstrator will determine whether each award is assumed, continued, substituted, or terminated. In connection with a “change in control,” we may assign to the acquiring or successor company any repurchase rights associated with any awards, and the plan administrator may provide that any repurchase rights held by us associated with such awards will lapse in whole or in part contingent upon the “change in control.”

     In the event of a “corporate transaction” (as defined in the plan), the acquiror may assume or substitute for each outstanding stock award. If the acquiror does not assume or substitute for an outstanding stock option, such stock option will terminate immediately prior to the close of such corporate transaction to the extent the option is not exercised.

Amendment and Termination

     Our Board of Directors may amend, alter, suspend, discontinue, or terminate the plan or the plan administrator’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although our Board of Directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by our Board of Directors, the plan will terminate on the earlier of (1) 10 years after its adoption by our Board of Directors or (2) such time as no shares of our common stock remain available for issuance under the plan and we have no further rights or obligations with respect to outstanding awards under the plan. Amendments to the plan or any award require the consent of the affected participant if the amendment has a material adverse effect on the participant.

Federal Income Tax Consequences of Awards

     The information set forth below is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

     Generally, there is no taxation upon the grant of a nonqualified stock option. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is our employee or an employee of an affiliate, that income will be subject to withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date.

     Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

Incentive Stock Options

     The plan provides for the grant of stock options that qualify as “incentive stock options,” which we refer to as ISOs, as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

     If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

     For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

     We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Awards

     Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

     The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

     Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

     We may grant stock appreciation rights separate from any other award, which we refer to as stand-alone stock appreciation rights, or in tandem with options, which we refer to as tandem stock appreciation rights, under the plan.

     With respect to stand-alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

     With respect to tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the stand-alone stock appreciation rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above).

     Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Dividend Equivalents

     Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the dividend equivalent.

Section 162 Limitations

     Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year. For purposes of Section 162(m), the term “covered employee” means our Chief Executive Officer and our four highest compensated officers as of the end of a taxable year as disclosed in our filings with the SEC.

     Certain kinds of compensation, including qualified “performance-based” compensation, are disregarded for purposes of the Section 162(m) deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to certain stock awards will qualify as performance-based compensation if the award is granted by a committee of the Board of Directors consisting solely of “outside directors” and the stock award is granted (or exercisable) only upon the achievement (as certified in writing by the committee) of an objective performance goal established in writing by the committee while the outcome is substantially uncertain, and the material terms of the plan under which the award is granted is approved by stockholders. A stock option or stock appreciation right may be considered “performance-based” compensation as described in the previous sentence or by meeting the following requirements: the incentive compensation plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period, the material terms of the plan are approved by the stockholders, and the exercise price of the option or right is no less than the fair market value of the stock on the date of grant.

     The regulations under Section 162(m) require that the directors who serve as members of the committee must be “outside directors.” The plan provides that directors serving on the committee must be “outside directors” within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (1) our current employees or those of one of our affiliates, (2) our former employees or those of one of our affiliates who is receiving compensation for past services (other than benefits under a tax-qualified pension plan), (3) our current and former officers or those of one of our affiliates, (4) directors currently receiving direct or indirect remuneration from us or one of our affiliates in any capacity other than as a director, and (5) any other person who is not otherwise considered an “outside director” for purposes of Section 162(m). The definition of an “outside director” under Section 162(m) is generally narrower than the definition of a “non-employee director” under Rule 16b-3 of the Exchange Act.

Ratification by Stockholders of the 2005 Plan

     Approval of the 2005 Plan will require the affirmative vote of the holders of a majority of our outstanding shares of common stock present in person or by proxy at the meeting. We do not intend to grant any awards pursuant to the 2005 Plan prior to stockholder approval. In the event that the 2005 Plan is not approved by our stockholders at the meeting, the 2005 Plan will automatically terminate.

The Board of Directors recommends a vote FOR proposal No. 2

PROPOSAL NO. 3 – PROPOSAL TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE THE NAME OF OUR COMPANY TO “INPLAY TECHNOLOGIES, INC.”

     On March 8, 2005, our Board of Directors unanimously adopted a resolution authorizing an amendment to our articles of incorporation to change the name of our company to “InPlay Technologies, Inc.” The Board of Directors believes that the proposed change in our company’s name will enable us to establish an image consistent with our strategy of leveraging our licensing model with additional technologies. The Duraswitch brand will continue to be associated with the company’s patented switch technologies. If the corporate name change is approved, we also intend to change our common stock trading symbol.

The change of our company name will not affect in any way the validity or transferability of our outstanding securities, the certificates for our outstanding securities, or our capitalization or corporate structure. Stockholders will not be required to surrender or exchange certificates representing shares of common stock or options or warrants to purchase shares of common stock for new certificates bearing the new corporate name. Following the effective date of the change of our company’s name, all new stock certificates issued by us will bear the new corporate name.

If, in the judgment of the Board of Directors, any circumstances exist that would make the name change inadvisable, then, notwithstanding approval of the proposed amendment by the stockholders, the Board of Directors may abandon the name change, either before or after approval of the proposed amendment by the stockholders and at any time prior to the filing of our articles of incorporation. Under Nevada law, stockholders will not be entitled to appraisal rights with respect to the proposal to change our company’s name.

The Board of Directors recommends a vote FOR proposal No. 3

PROPOSAL NO. 4 – RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     We have appointed Deloitte & Touche LLP as our independent registered public accountants to audit our consolidated financial statements for the year ending December 31, 2005, and recommend that the stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. The Board of Directors anticipates that representatives of Deloitte & Touche, LLP will attend the meeting, will be afforded an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     Deloitte & Touche LLP has advised us that neither the firm, nor any member of the firm has any financial interest, direct or indirect, in any capacity in our company.

     Aggregate fees billed to our company for the fiscal years ended December 31, 2004 and 2003 by our principal accounting firm, Deloitte & Touche LLP, are as follows:

	2004	2003

Audit Fees	$73,500	$72,000
Audit-Related Fees	3,150	1,250
Tax Fees	16,366	20,022
All Other Fees	565	2,600

Audit Committee Pre-Approval Policies

     The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent registered public accountant. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent registered public accountants, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

     To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate the pre-approval of services to be performed by the independent registered public accountants to management.

     Our Audit Committee requires that our independent registered public accountant, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.

     All of the services provided by Deloitte & Touche LLP described above under the captions “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were approved by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

The Board of Directors recommends a vote FOR Proposal No. 4.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 2006 Annual Meeting of Stockholders must be received on or before December 9, 2005, in order for the proposals to be eligible for inclusion in our proxy statement and proxy relating to the meeting. Additionally, if a stockholder wishes to present to us an item for consideration as an agenda item for a meeting without inclusion in the proxy statement, the stockholder must give timely notice to us and give a brief description of the business desired to be discussed. To be timely for the 2006 Annual Meeting, our bylaws require that such notice must have been delivered to or mailed to and received by us no less than 60 and no more than 90 days prior to the 2006 Annual Meeting. If we do not publicly announce our meeting date or give notice of our meeting date at least 70 days before our 2006 Annual Meeting, stockholders may submit items for consideration as agenda items until 5:00 p.m. on the 15th day after the public disclosure or notice. These proposals should be sent to our Corporate Secretary by fax 480.586.3378 or by mail to Corporate Secretary,

Duraswitch Industries, Inc., 234 S. Extension Road, Mesa, Arizona 85210.

     Such proposals may be included in next year’s proxy statement if they comply with certain rules and regulations of the Securities and Exchange Commission and the procedures set forth in our bylaws.

     Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for the annual meeting to be held during calendar 2006, except in circumstances where we receive notice of the proposed matter no later than February ___, 2006, and the proponent complies with the other requirements set forth in Rule 14a-4.

FORM 10-KSB

     Duraswitch filed an Annual Report on Form 10-KSB with the Securities and Exchange Commission on or about March ___, 2004. Stockholders may obtain a free copy of this report by writing to Investor Relations, Duraswitch Industries, Inc., 234 S. Extension Road, Mesa, Arizona 85210, via e-mail to shareholder@duraswitch.com, or access the Company’s website at www.duraswitch.com.

OTHER MATTERS

     We do not know of any other items that will be presented for consideration at the meeting. If any other matters properly come before the meeting, the persons named as proxies in the accompanying proxy, or their substitutes, intend to vote the shares they represent as the Board of Directors may recommend.

Dated: April 11, 2005

Appendix A

Duraswitch Industries, Inc.

2005 Stock Award Plan

     1. Purpose. The purpose of this 2005 Stock Award Plan (the “Plan”) is to assist Duraswitch Industries, Inc., a Nevada corporation (the “Company”) and its Related Entities in attracting, motivating, retaining, and rewarding high-quality Employees, officers, Directors, and Consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board.

     2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

          (a) “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules and regulations of any stock exchange upon which the Common Stock is listed, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

          (b) “Award” means any award granted pursuant to the terms of this Plan including, an Option, Stock Appreciation Right, Restricted Stock, Stock Units, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

          (c) “Beneficiary” means the person, persons, trust, or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

          (d) “Beneficial Owner,” “Beneficially Owning,” and “Beneficial Ownership” shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

          (e) “Board” means the Company’s Board of Directors.

          (f) “Cause” shall, with respect to any Participant, have the equivalent meaning (or the same meaning as “cause” or “for cause”) set forth in any employment agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or a Related Entity) in a reasonable manner, (ii) any violation or breach by the Participant of his or her employment agreement with the Company (or a Related Entity), if any, (iii) any violation or breach by the Participant of his or her confidential information and invention assignment agreement with the Company (or a Related Entity), if any, (iv) any material violation or breach by the Participant of the Company’s or a Related Entity’s policy for employee conduct, if any, (v) any material act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company as determined by the Board. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

          (g) “Change in Control” means and shall be deemed to have occurred on the earliest of the following dates:

               (i) the date on which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) obtains “beneficial ownership” (as defined in Rule 13d-3 of the Exchange Act) or a pecuniary interest in more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities (“Voting Stock”);

               (ii) the consummation of a merger, consolidation, reorganization, or similar transaction other than a transaction: (1) (a) in which substantially all of the holders of Company’s Voting Stock hold or receive directly or indirectly eighty percent (80%) or more of the voting stock of the resulting entity or a parent company thereof, in substantially the same proportions as their ownership of the Company immediately prior to the transaction; or (2) in which the holders of Company’s capital stock immediately before such transaction will, immediately after such transaction, hold as a group on a fully diluted basis the ability to elect at least a majority of the directors of the surviving corporation (or a parent company);

               (iii) there is consummated a sale, lease, exclusive license, or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license, or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, more than eighty percent (80%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license, or other disposition; or

               (iv) individuals who, on the date this Plan is adopted by the Board, are Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Directors; provided, however, that if the appointment or election (or nomination for election) of any new Director was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

     For purposes of determining whether a Change in Control has occurred, a transaction includes all transactions in a series of related transactions, and terms used in this definition but not defined are used as defined in the Plan. The term Change in Control shall not include a sale of assets, merger, or other transaction effected exclusively for the purpose of changing the domicile of the Company.

     Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

          (h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (i) “Committee” means a committee designated by the Board to administer the Plan with respect to at least a group of Employees, Directors, or Consultants.

          (j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

          (k) “Continuous Service” means uninterrupted provision of services to the Company as an Employee, a Director, or a Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, as either an Employee, a Director, or a Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity as either an Employee, a Director, or a Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

          (l) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

               (i) a sale, lease, exclusive license, or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;

               (ii) a sale or other disposition of more than twenty percent (20%) of the outstanding securities of the Company; or

               (iii) a merger, consolidation, reorganization, or similar transaction, whether or not the Company is the surviving corporation.

          (m) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 7(d) of the Plan.

          (n) “Director” means a member of the Board or the board of directors of any Related Entity.

          (o) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

          (p) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

          (q) “Effective Date” means the effective date of this Plan, which shall be the date this Plan is adopted by the Board, subject to the approval of the stockholders of the Company.

          (r) “Eligible Person” means all Employees (including officers), Directors, and Consultants of the Company or of any Related Entity. The foregoing notwithstanding, only employees of the Company, the Parent, or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

          (s) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The Payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

          (t) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (u) “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

          (v) “Fair Market Value” means the fair market value of Stock, Awards, or other property as determined by the Plan Administrator, or under procedures established by the Plan Administrator. Unless otherwise determined by the Plan Administrator, the Fair Market Value of Stock as of any given date, after which the Stock is publicly traded on a stock exchange or market, shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

          (w) “Good Reason” shall, with respect to any Participant, have the equivalent meaning (or the same meaning as “good reason” or “for good reason”) set forth in any employment agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any respect with the Participant’s position (including status, offices, titles, and reporting requirements), authority, duties, or responsibilities as assigned by the Company (or a Related Entity), or any other action by the Company (or a Related Entity) which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial, and inadvertent action not taken in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (ii) any failure by the Company (or a Related Entity) to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial, and inadvertent failure not occurring in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (iii) the Company’s (or Related Entity’s) requiring the Participant to be based at any office or location more than fifty miles from the location of employment as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities; (iv) any purported termination by the Company (or a Related Entity) of the Participant’s Continuous Service otherwise than for Cause as defined in Section 2(f), or by reason of the Participant’s Disability as defined in Section 2(o), prior to the Expiration Date; or (v) any reduction in the Participant’s base salary.

          (x) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

          (y) “Non-Employee Director” means a Director of the Company who is not an Employee.

          (z) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

          (aa) “Other Stock-Based Awards” means Awards granted to a Participant pursuant to Section 6(h) hereof.

          (bb) “Parent” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50 percent or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

          (cc) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

          (dd) “Performance Award” means a right, granted to an Eligible Person under Section 7 hereof, to receive Awards based upon performance criteria specified by the Plan Administrator.

          (ee) “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 12(d) thereof.

          (ff) “Plan Administrator” means the Board or any Committee delegated by the Board to administer the Plan.

          (gg) “Related Entity” means any Parent, Subsidiary, and any business, corporation, partnership, limited liability company, or other entity in which the Company, a Parent, or a Subsidiary, directly or indirectly, holds a substantial ownership interest.

          (hh) “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

          (ii) “Rule 16b-3” and “Rule 16a-1(c)(3)” means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (jj) “Shares” means the shares of the Company’s Common Stock, and the shares of such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

          (kk) “Stock” means the Company’s Common Stock, and such other securities as may be substituted (or resubstituted) for the Company’s Common Stock pursuant to Section 10(c) hereof.

          (ll) “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 6(c) hereof.

          (mm) “Stock Unit” means a right, granted to a Participant pursuant to Section 6(e) hereof, to receive Shares, cash or a combination thereof at the end of a specified period of time.

          (nn) “Subsidiary” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3. Administration.

          (a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).

          (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (i) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to an Award; and the number of Shares with respect to which an Award shall be granted to each such person.

               (ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission, or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (iii) To amend the Plan or an Award as provided in Section 10(e).

               (iv) To terminate or suspend the Plan as provided in Section 10(e).

               (v) To effect, at any time and from time to time, with the consent of any adversely affected Participant, (1) the reduction of the exercise price of any outstanding Award under the Plan, if any, (2) the cancellation of any outstanding Award and the grant in substitution therefor of (A) a new Award under the Plan or another equity plan of the Company covering the same or a different number of Shares, (B) cash and/or (C) other valuable consideration (as determined by the Board, in its sole discretion), or (3) any other action that is treated as a repricing under generally accepted accounting principles.

               (vi) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

          (c) Delegation to Committee.

               (i) General. The Board may delegate administration of the Plan to a Committee or Committees of two (2) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

               (ii) Section 162(m) and Rule 16b-3 Compliance. In the discretion of the Board, the Committee may consist solely of two or more “Outside Directors”, in accordance with Section 162(m) of the Code, and/or solely of two or more “Non-Employee Directors”, in accordance with Rule 16b-3. In addition, the Board or the Committee may delegate to a committee of two or more members of the Board the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (c) not then subject to Section 16 of the Exchange Act.

          (d) Effect of Board’s Decision. All determinations, interpretations, and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding, and conclusive on all persons.

          (e) Arbitration. Any dispute or claim concerning any Award granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally, and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in Phoenix, Arizona. The Company shall pay all arbitration fees. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting an Award, the Participant and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

          (f) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Plan Administrator, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

     4. Stock Subject to Plan.

          (a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery in connection with Awards under the Plan shall be 500,000 Shares. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

          (b) Availability of Shares Not Delivered under Awards.

               (i) If any Shares subject to an Award are forfeited, expire, or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement, or non-issuance, again be available for Awards under the Plan, subject to Section 4(b)(iv) below.

               (ii) If any Shares issued pursuant to an Award are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the Shares not acquired under such Award shall revert to and again become available for issuance under the Plan, subject to Section 4(b)(iv) below.

               (iii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan, subject to Section 4(b)(iv) below.

               (iv) Notwithstanding anything in this Section 4(b) to the contrary and solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(b) that, if taken into account, would cause the Plan, for purposes of the grant of Incentive Stock Options, to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

          (c) Application of Limitations. The limitation contained in this Section 4 shall apply not only to Awards that are settled by the delivery of Shares but also to Awards relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights). The Plan Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of shares previously counted in connection with an Award.

     5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted an Award under which more than 250,000 Shares could be received by the Participant, subject to adjustment as provided in Section 10(c). In addition, the maximum amount that may be earned as a Performance Award (payable in cash) or other Award (payable or settled in cash) for a performance period by any one Participant shall be $1,000,000.

     6. Terms of Awards.

          (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Plan Administrator may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Plan Administrator shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Plan Administrator shall retain full power and discretion to accelerate, waive, or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.

          (b) Options. The Plan Administrator is authorized to grant Options to Participants on the following terms and conditions:

               (i) Stock Option Agreement. Each grant of an Option shall be evidenced by a Stock Option Agreement. Such Stock Option Agreement shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Plan Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

               (ii) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10(c) hereof. The Stock Option Agreement shall also specify whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option.

               (iii) Exercise Price.

                    (A) In General. Each Stock Option Agreement shall state the price at which Shares subject to the Option may be purchased (the “Exercise Price”), which shall be, with respect to Incentive Stock Options, not less than 100% of the Fair Market Value of the Stock on the date of grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Plan Administrator.

                    (B) Ten Percent Stockholder. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Related Entity, any Incentive Stock Option granted to such Participant must have an Exercise Price per share of at least 110% of the Fair Market Value of a share of Stock on the date of grant.

               (iv) Time and Method of Exercise. The Plan Administrator shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements). The Plan Administrator may also determine the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions. The Board or the Committee may determine the methods by which such exercise price may be paid or deemed to be paid (including, in the discretion of the Plan Administrator, a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

               (v) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Rights in tandem therewith) shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has consented in writing to the change that will result in such disqualification. If and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                    (1) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the

Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                    (2) If the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company, its Parent or any Subsidiary are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then such Participant’s Incentive Stock Option(s) or portions thereof that exceed such $100,000 limit shall be treated as Nonstatutory Stock Options (in the reverse order in which they were granted, so that the last Incentive Stock Option will be the first treated as a Nonstatutory Stock Option). This paragraph shall only apply to the extent such limitation is applicable under the Code at the time of the grant.

               (vi) Repurchase Rights. The Committee and the Board shall have the discretion to grant Options that are exercisable for unvested shares of Common Stock. Should the Participant’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase any or all of those unvested shares, at either (a) the exercise price paid per share, (b) the fair market value, or (c) the lower of the exercise price paid per share and the fair market value. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

          (c) Stock Appreciation Rights. The Plan Administrator is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

               (i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Plan Administrator.

               (ii) Other Terms. The Plan Administrator shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. Stock Appreciation Rights may be either freestanding or in tandem with other Awards.

          (d) Restricted Stock. The Plan Administrator is authorized to grant Restricted Stock to Participants on the following terms and conditions:

               (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture, and other restrictions, if any, as the Plan Administrator may impose, or as otherwise provided in this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Administrator). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant.

               (ii) Forfeiture. Except as otherwise determined by the Plan Administrator at the time of the Award, upon termination of a Participant’s Continuous Service during the applicable restriction period, the Participant’s Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Plan Administrator may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.

               (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Plan Administrator shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Plan Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, that the certificates be kept with an escrow agent and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

               (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Plan Administrator may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Plan Administrator, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

          (e) Stock Units. The Plan Administrator is authorized to grant Stock Units to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified time period, subject to the following terms and conditions:

               (i) Award and Restrictions. Satisfaction of an Award of Stock Units shall occur upon expiration of the time period specified for such Stock Units by the Plan Administrator (or, if permitted by the Plan Administrator, as elected by the Participant). In addition, Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Plan Administrator may impose, if any, which restrictions may lapse at the expiration of the time period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Plan Administrator may determine. Stock Units may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of Shares covered by the Stock Units, or a combination thereof, as determined by the Plan Administrator at the date of grant or thereafter. Prior to satisfaction of an Award of Stock Units, an Award of Stock Units carries no voting or dividend or other rights associated with share ownership.

               (ii) Forfeiture. Except as otherwise determined by the Plan Administrator, upon termination of a Participant’s Continuous Service during the applicable time period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Stock Units), the Participant’s Stock Units (other than those Stock Units subject to deferral at the election of the Participant) shall be forfeited; provided that the Plan Administrator may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Stock Units shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Stock Units.

               (iii) Dividend Equivalents. Unless otherwise determined by the Plan Administrator at date of grant, any Dividend Equivalents that are granted with respect to any Award of Stock Units shall be either (A) paid with respect to such Stock Units at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Stock Units and the amount or value thereof automatically deemed reinvested in additional Stock Units, other Awards or other investment vehicles, as the Plan Administrator shall determine or permit the Participant to elect.

          (f) Bonus Stock and Awards in Lieu of Obligations. The Plan Administrator is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Plan Administrator.

          (g) Dividend Equivalents. The Plan Administrator is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Plan Administrator may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Plan Administrator may specify.

          (h) Other Stock-Based Awards. The Plan Administrator is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Plan Administrator to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Plan Administrator, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Related Entities or business units. The Plan Administrator shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Plan Administrator shall determine. The Plan Administrator shall have the discretion to grant such other Awards which are exercisable for unvested shares of Common Stock. Should the Participant’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at a price determined by the Administrator at the time of grant, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

     7. Performance Awards.

          (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Plan Administrator. The Plan Administrator may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Section 7(b) hereof in the case of a Performance Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award intended to qualify under Code Section 162(m), shall be exercised by the Committee as the Plan Administrator and not the Board.

          (b) Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise, and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 7(b).

               (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise, and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

               (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Related Entities or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation, and amortization; (6) pretax operating earnings after interest expense and before bonuses and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital or inventory; and (14) ratio of debt to stockholders’ equity.

               (iii) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten (10) years, as specified by the Committee. Performance goals shall be established not later than ninety (90) days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

               (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 7(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

               (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a performance period or settlement of Performance Awards.

          (c) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 7(b), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards if and to the extent required to comply with Code Section 162(m).

          (d) Status of Performance Awards Under Code Section 162(m). It is the intent of the Company that Performance Awards under this Section 7 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 7(b), (c) and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     8. Certain Provisions Applicable to Awards or Sales.

          (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Plan Administrator, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Plan Administrator shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity.

          (b) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Plan Administrator shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Plan Administrator or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Plan Administrator (subject to Section 10(g) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Plan Administrator. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

          (c) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b).

     9. Change in Control; Corporate Transaction.

          (a) Change in Control.

               (i) The Plan Administrator may, in its discretion, accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any Award, including upon the occurrence of a Change in Control. In addition, the Plan Administrator may provide in an Award agreement that the performance goals relating to any Performance Award will be deemed to have been met upon the occurrence of any Change in Control.

               (ii) In addition to the terms of Section 9(a)(i) above, the effect of a “Change in Control,” may be provided (1) in an employment, compensation, or severance agreement, if any, between the Company or any Related Entity and the Participant, relating to the Participant’s employment, compensation, or severance with or from the Company or such Related Entity, or (2) in the agreement evidencing the Award.

          (b) Corporate Transactions. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may either (i) assume or continue any or all Awards outstanding under the Plan, or (ii) substitute similar stock awards for outstanding Awards (it being understood that similar awards include, but are not limited to, awards to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Corporate Transaction). In the event that any surviving corporation or acquiring corporation does not assume or continue any or all such outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have been not assumed, continued, or substituted, then such Awards shall terminate if not exercised (if applicable) at or prior to such effective time (contingent upon the effectiveness of the Corporate Transaction).

The Administrator, in its discretion and without the consent of any Participant, may (but is not obligated to) either (i) accelerate the vesting of all Awards (and, if applicable, the time at which such Awards may be exercised) in full or as to some percentage of the Award to a date prior to the effective time of such Corporate Transaction as the Administrator shall determine (contingent upon the effectiveness of each Corporate Transaction) or (ii) provide for a cash payment in exchange for the termination of an Award or any portion thereof where such cash payment is equal to the Fair Market Value of the Shares that the Participant would receive if the Award were fully vested and exercised (if applicable) as of such date (less any applicable exercise price). The Administrator, in its sole discretion, shall determine whether each Award is assumed, continued, substituted, or terminated.

               With respect to Restricted Stock and any other Award granted under the Plan that the Company has any reacquisition or repurchase rights, the reacquisition or repurchase rights for such Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company) in connection with such Corporate Transaction. In addition, the Administrator, in its discretion, may (but is not obligated to) provide that any reacquisition or repurchase rights held by the Company with respect to such Awards shall lapse in whole or in part (contingent upon the effectiveness of the Corporate Transaction).

          (c) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to the completion of such dissolution or liquidation, and shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock is still in Continuous Service.

     10. General Provisions.

          (a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Plan Administrator, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Plan Administrator, may consider appropriate, and may require any Participant to make such representations, furnish such information, and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery, or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

          (b) Limits on Transferability; Beneficiaries.

               (i) General. Except as provided in the Award agreement, a Participant may not assign, sell, transfer, or otherwise encumber or subject to any lien any Award or other right or interest granted under this Plan, in whole or in part, other than by will or by operation of the laws of descent and distribution, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.

               (ii) Permitted Transfer of Option. The Plan Administrator, in its sole discretion, may permit the transfer of an Option (but not an Incentive Stock Option, or any other right to purchase Stock other than an Option) as follows: (A) by gift to a member of the Participant’s Immediate Family or (B) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Participant. For purposes of this Section 10(b)(ii), “Immediate Family” shall mean the Participant’s spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. If a determination is made by counsel for the Company that the restrictions contained in this Section 10(b)(ii) are not required by applicable federal or state securities laws under the circumstances, then the Committee or Board, in its sole discretion, may permit the transfer of Awards (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) to one or more Beneficiaries or other transferees during the lifetime of the Participant, which may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent permitted by the Plan Administrator pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Plan Administrator may impose thereon, and further subject to any prohibitions and restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Plan Administrator, and to any additional terms and conditions deemed necessary or appropriate by the Plan Administrator.

          (c) Adjustments.

               (i) Adjustments to Awards. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Plan Administrator to be appropriate, then the Plan Administrator shall, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price, or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Plan Administrator determines to be appropriate.

               (ii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates, and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted under Section 7(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

          (d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Plan Administrator may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

          (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants. Any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders if such stockholder approval is deemed necessary and advisable by the Board. However, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuance, or termination of the Plan may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Plan Administrator may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such action may materially and adversely affect the rights of such Participant under such Award.

          (f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

          (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligations to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Plan Administrator may specify and in accordance with applicable law.

          (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

          (i) Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Plan Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

          (j) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the state of Arizona without giving effect to principles of conflicts of laws, and applicable federal law.

          (k) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within twelve (12) months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable Nasdaq requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate no later than ten (10) years from the date of the later of (x) the Effective Date and (y) the date an increase in the number of shares reserved for issuance under the Plan is approved by the Board (so long as such increase is also approved by the stockholders).

DURASWITCH INDUSTRIES, INC.
234 SOUTH EXTENSION ROAD
MESA, AZ 85210-8427

DURASWITCH INDUSTRIES, INC.

Annual Meeting of Stockholders – May 20, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Duraswitch Industries, Inc. (the “Company”) hereby appoints Robert J. Brilon and Deborah W. Moore, and each of them, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2005 Annual Meeting of Stockholders of the Company to be held on May 20, 2005, at the Company’s offices, 234 S. Extension Road, Mesa, AZ 85210 at 2:00 p.m. local time, and at any adjournment or adjournments thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card.

PLEASE FILL IN, DATE, SIGN, AND MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.

(Continued, and to be signed and dated, on the reverse side.)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DURASWITCH INDUSTRIES, INC.

Vote On Directors

1.	ELECTION OF DIRECTORS.
	Nominees:	For	Withhold	For All	To withhold authority to vote, mark “For All Except”
		All	All	Except	And write the nominee’s number on the line below.
	01) Robert J. Brilon	☐	☐	☐
02) P. Robert Moya
03) Anthony J. Van Zeeland

Vote On Proposals		For	Against	Abstain

2.	PROPOSAL TO APPROVE OUR 2005 STOCK AWARD PLAN	☐	☐	☐
3.	PROPOSAL TO APPROVE AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO “INPLAY TECHNOLOGIES, INC.”	☐	☐	☐
4.	PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.	☐	☐	☐

5.	DISCRETION FOR OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR, FOR THE PROPOSAL TO APPROVE OUR 2005 STOCK AWARD PLAN, FOR THE PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A majority of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

Please sign your name as it appears on the stock certificates. When signing as an executor, administrator, trustee, guardian or attorney, please give full title as such. All joint owners should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date